C. Larry Pope
President and Chief Executive Officer
Smithfield Foods, Inc.
July 8-9, 2009

Forward-Looking Statements
 This presentation contains "forward-looking" statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning the
 Company's outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company's forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include availability and prices of live hogs and cattle, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, hedging risk, operating efficiencies, changes in interest rate and foreign currency exchange rates, access to capital, the investment performance of the
 Company's pension plan assets and the availability of legislative funding relief, the cost of compliance with environmental and health standards, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations, the Company's ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the Company's Annual
 Report on Form 10-K for fiscal 2009. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the
 Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Who we are

Sales: $2.8 billion

Prestage Farms[1]
2%
Christensen Farms
3%
Five producers[2]
8%
Seaboard Farms
4%
Smithfield
18%
Other 66,000
producers
65%

- Produced 18.7 million hogs domestically in FY09
- Produced 1.7 million hogs in Poland and Romania in FY09

Smithfield

Hog Production*
Operating Loss:
$(521.2) million
•World’s largest hog
producer
*Note: Fiscal 2009 sales (before eliminations) and operating loss
Source: United States Industry Data Successful Farming
1 The majority of hogs from Prestage Farms and Goldsboro Hog Farm are sold to
Smithfield Foods, Inc. under long-term contract
2 Approximate market shares of Five Producers: Cargill=2%; Iowa Select Farms=2%; The
Pipestone System=1%; Goldsboro Hog Farm=1%; The Hanor Company=1%; Total=8%
#1
Market Leader: Hog Production

Tyson
19%
Swift &
Company
11%
Excel
(Cargill, Inc.)
9%
Hormel
7%
Other
23%
Smithfield
31%

Smithfield

Pork*
Sales: $10.5 billion
Operating Profit:
$395.2 million
•World’s largest pork
processor
•Processed 33 million
hogs in FY09
•Sold approximately
4.5 billion pounds of
fresh pork in FY09
•Sold approximately
3.1 billion pounds of
packaged meats in
FY09
*Note: Fiscal 2009 sales (before eliminations) and operating profit
Source: United States Industry Data Successful Farming
#1
Market Leader: Pork

International*
Sales: $1.4 billion
Operating Profit:
$34.9 million
•Subsidiaries in
Poland, Romania and
the United Kingdom
•37% ownership of
Campofrío Food Group
(public company) with
production facilities in
Belgium, France, Italy,
The Netherlands,
Portugal and Spain
•Joint ventures or
major investments in
Mexico and China
*Note: Fiscal 2009 sales (before eliminations) and operating profit
Market Leadership: International

Jennie-O
(Hormel)
19%
Cargill, Inc.
14%
Sara Lee
Corp.
4%
Smithfield
/Butterball
LLC[1]
22%
Other
41%

Other Segment*
Sales: $251 million
Operating Loss:
$(46.6) million
•Comprised of turkey
production operations,
49% interest in
Butterball, remaining
live cattle operations
and interest in live
cattle joint venture
operations
•Butterball is the
largest turkey
processor in the U.S.
*Note: Fiscal 2009 sales (before eliminations) and operating profit; includes amounts related to cattle operations
Source: United States Industry Data Successful Farming
1 49 percent-owned joint venture
#1
Market Leader: Turkey Processing

What we have
been doing

February 2008	Initial Five Percent Reduction of Smithfield U.S. Sow Herd	Reduction of 50,000 sows and production of 900,000 fewer market hogs annually

April 2008	Senior Management Changes	Strengthened overall management team to improve operations and financial performance

July 2008	$400 Million Convertible Senior Notes Due 2013	Replaced bridge loans with permanent financing
Date
Action
Impact
Proactively Managing the Business

July 2008	Sale of 4.95 Percent of Shares to China's COFCO Limited	Improved liquidity and created long term relationship with one of China’s leading trading companies

October 2008	Sale of Beef Processing and Cattle Feeding Operations to JBS	Significantly improved liquidity and refocused on core business

December 2008	Second Five Percent Reduction of Smithfield U.S. Sow Herd	Total reduction of 100,000 sows and production of 1.4 million fewer market hogs in fiscal 2010 and 1.8 million fewer market hogs annually thereafter
Date
Action
Impact
Proactively Managing the Business

December 2008	Merger of Campofrío and Groupe Smithfield	Formed leading European packaged meats company and monetized joint venture into publicly-traded company

February 2009	Successfully Negotiated New Covenant Amendments	Improved financial stability through bottom of hog cycle

February 2009	Pork Group Restructuring	$125 million in estimated annual EBT improvement by fiscal 2011
Date
Action
Impact
Proactively Managing the Business

June 2009	Additional Three Percent Reduction of Smithfield U.S. Sow Herd	Reduction of 30,000 sows and production of 540,000 fewer market hogs annually

July 2009	Secured New Credit Line, Completed $625 Million Senior Secured Notes Offering and Replaced Term Loan	Provided clear path to repayment of near-term obligations and extension of mid-term maturities and begins to reduce exposure to financial covenant risk
Date
Action
Impact
Proactively Managing the Business

Pork Group
restructuring plan

Pork Group Restructuring Plan
• Streamline Pork Group structure by reorganizing
 management team under George Richter
• Consolidate seven IOC’s into three and close six
 processing plants
• Merge three fresh pork sales organizations into two
 and consolidate three overseas export teams into
 one to improve efficiency and reduce SG&A
• Consolidate manufacturing platform to improve
 margins and lower costs by increasing plant
 utilization from 81 percent to 87 percent

Restructuring will result in EBT improvement by reducing overhead, SG&A, and variable manufacturing costs

Estimated EBT improvement (in millions)
$140
$120
$100
$80
$60
$40
$20
$-
$82
$25
$12
$4
$2
$125
OH
SG&A
VCM
Dep
Other
EBT

Smithfield

Improvement from Restructuring

(in millions)	FY09Q3	FY09Q4	FY101	FY111	Total1
Plant consolidation capital requirements	-	$3	$49	-	$52
One time expenses	$12	$2	$23	-	$37
Non-cash asset write-off	$73	$1	-	-	$74
EBT Improvements	-	-	$55	$125
1 Estimated
EBT Impact from Restructuring

$15
$13
$11
$9
$7
$5
$3
EBT2 ($/cwt)
2.0
2.2
2.4
2.6
2.8
3.0
3.2
Volume (billion lbs)
Restructuring
$338m FY09 1
$255m FY08
$138m FY07
$102m FY05
$99m FY06

Smithfield

Smithfield
estimates
$80 million in
annual EBT
improvement
in packaged
meats as a
result of
restructuring
1 Before restructuring charges
2 Estimated
Packaged Meats Margin Growth

Liquidity and
refinancing

$1,200
$1,000
$800
$600
$400
$200
$0
in millions
$458
$353
$444
$308
$487
$921
$960
$1,021
FY08Q1
FY08Q2
FY08Q3
FY08Q4
FY09Q1
FY09Q2
FY09Q3
FY09Q4

Smithfield

Smithfield
continues to
improve
liquidity and
has reduced
debt by over
$890 million
from the
previous fiscal
year
Note: Amounts reflect unused borrowing capacity under U.S. credit facility at quarter end and do not include cash balances reflected on balance sheet
Improved Liquidity

Ongoing Debt Restructuring Efforts
•   New Credit Line - Entered into new $1 billion asset-
 based revolving credit facility that replaces the
 previous U.S. revolving credit facility
 – Begins to reduce exposure to financial covenant risk
• $625 Million Senior Secured Notes Offering -
 Proceeds to repay borrowings and terminate
 commitments under existing U.S. revolving credit
 facility, repay and/or refinance other indebtedness
 and for other general corporate purposes
• Term Loan - New $200 million term loan replaces the
 previous $200 million term loan that was scheduled
 to mature in August 2011

Exports

$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Carcass $/lbs
Canada
Chile
United States
Brazil
Mexico
France
Denmark
China
Netherlands
Poland
Romania
Spain
Germany
Hungary
Australia

Note: Week ending June 20, 2009
U.S. pork prices
are among the
lowest on the
worldwide market
World Pork Prices

200
150
100
50
0
million lbs
May
June
July
August
September
October
November
December
January
February
March
April
FY07
FY08
FY09

Smithfield

Note: January FY2009 five weeks versus January FY2008 and January FY2007 four weeks
Smithfield fresh pork
exports continue at
near year ago levels
Smithfield Fresh Pork Exports

million lbs
500
400
300
200
100
0
May
June
July
August
September
October
November
December
January
February
March
April
FY07
FY08
FY09

Smithfield

U.S. exports of pork
and pork variety meats
continue at near year
ago levels
Source: USDA Foreign Agricultural Service (FAS)
U.S. Monthly Pork Exports